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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of our report dated February 1, 2000 except for Note 14, as to which the date is July 6, 2000, relating to the financial statements of Lexent Inc., and Subsidiaries which appears in Amendment No. 3 to its Registration Statement on Form S-1 (No. 333-30660).

PricewaterhouseCoopers LLP

New York, NY
July 27, 2000